Cash Distributions and Earnings per Unit (Details Narrative) - shares	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash Distributions And Earnings Per Unit
Description of the distribution amount per unit for all classes of units	The first 98% of the quarterly distribution is paid to all common unitholders. The incentive distributions rights (held by Navios GP L.L.C.) apply only after a minimum quarterly distribution of $6.0375 per unit.
Potential common units	1,001	42,916	92,699